FORM 8-K

        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934


                        November 19, 1998
        (Date of Report, date of earliest event reported)


                       Stage Stores, Inc.
     (Exact name of registrant as specified in its charter)


             Commission file number 00133-1403568258



           DELAWARE                         76-0407711
(State or other jurisdiction of          (I.R.S. Employer
incorporation or organization)         Identifications No.)

  10201 Main Street, Houston,                 77025
             Texas                          (Zip Code)
(Address of principal executive
           offices)


                         (713) 667-5601
      (Registrant's telephone number, including area code)


                         Not Applicable
     (Former name or address, if changed since last report)

ITEM 5.  Other Events.

      A press release regarding the Company's third quarter and nine months 1998 results and certain other matters was issued by the Company on November 19, 1998 and is attached hereto as
Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          99.1 Press release dated November 19, 1998 issued by the Company.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        STAGE STORES, INC.

November 19, 1998                       /s/ James A. Marcum
 (Date)                                 James A. Marcum
                                        Vice Chairman and,
                                        Chief Financial Officer


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